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EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of American Patriot Financial Group, Inc. (the "Registrant") on Form 10-K for the period ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jerry A. Simmerly, President and Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ JERRY A. SIMMERLY Jerry A. Simmerly President and Chief Executive Officer American Patriot Financial Group, Inc. March 31, 2008

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002